Exhibit 32

                     CERTIFICATION PURSUANT TO SECTION 906
           OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

           1. The accompanying Quarterly Report of NVE Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 19, 2005



/s/ Daniel A. Baker
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Daniel A. Baker
President and Chief Executive Officer



/s/ Richard L. George
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Richard L. George
Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.